Derivative Valuation	3 Months Ended
Mar. 31, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Valuation

Note 11 – Derivative Valuation

The Company recognized a derivative liability for the 186,480 warrants issued in connection with the $800,000 convertible senior secured debenture issued on March 21, 2013. It was valued on the respective transaction dates of March 21, 2013 for issuance of the debentures and the period ended March 31, 2013 using a Black-Scholes pricing model. These warrants have a cashless exercise provision effective six months after the issuance date and downside price adjustments for new non-exempt securities issuances within the first six months. In accordance with ASC 815-10-25, we measured the subsequent derivative valuation using a Black-Scholes pricing model on March 31, 2013 and recorded the additional derivative liability relating to the warrants as of that date. See Note 15: Warrants for additional information on the warrants issued. At the end of each quarterly reporting date the values are evaluated and adjusted to current market value. The amount recorded for the derivatives liability as of March 21, 2013 was $621,012 and it was revalued to $635,299 as of March 31, 2013, resulting in a $14,287 loss on the derivative’s valuation for the quarter.

The Company concluded that the Put embedded in the convertible debenture in the event of the Company’s default under the Debenture had such minimal value that it did not record an additional and separate liability for this contingency.

Fair market values of the Company's derivatives as of March 31, 2013 were based on the Black Scholes valuation using the following assumptions:

Warrants
Risk-free interest rate	0.73%
Expected life in years	5.0
Dividend yield	0
Expected volatility	110.28%